SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
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Waddell & Reed InvestEd Portfolios, Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Waddell & Reed InvestEd Portfolios, Inc.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

A Message from the President of the Waddell & Reed InvestEd Portfolios, Inc. to all Shareholders

February [ ], 2009

Dear Shareholder:

     I am writing to ask for your vote as a shareholder of one or more of the funds (each, a “Fund”) in Waddell & Reed InvestEd Portfolios, Inc. (the “Corporation”), at the April 3, 2009 special meeting of shareholders (“Meeting”). The purpose of the Meeting is to: (1) elect thirteen Directors to serve on the Board of Directors of the Corporation (“Board”); and (2) approve the reorganization of each Fund into a corresponding series (“New Fund”) of a newly established Delaware statutory trust (“Trust”). The Board unanimously recommends approval of both proposals.

     The Board believes that the reorganizations will offer a number of benefits to the Funds. Among other things, the reorganizations are intended to:

  Allow the Funds to operate under uniform, modern and flexible governing documents that are expected to increase operating efficiency.

  Update, standardize and streamline certain of the Fund’s investment restrictions.

     The reorganizations will not result in any increase in the management fees paid by any of the Funds. They will also not result in any material change in the investment objective(s) or principal investment strategies of any Fund. Immediately after the reorganizations: the investment manager, portfolio manager(s) and other service providers for each New Fund will be the same as they were for the corresponding Fund prior to its reorganization; the services provided by those service providers for a New Fund will be the same as they were for the corresponding Fund prior to its reorganization; and each New Fund will offer the same services to shareholders as are currently provided by the corresponding Fund.

     If the reorganizations are approved, it is anticipated that they will take effect during the first half of 2009. No sales load, commission or other transactional fee will be imposed on shareholders in connection with the reorganizations. The costs of the Meeting and the reorganizations will be paid by the Funds and, as applicable, the New Funds.

     Detailed information about the proposals is contained in the enclosed materials. Whether or not you plan to attend the Meeting in person, your vote is needed. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card or vote by telephone or Internet. You may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each proxy card you receive.

     Voting is quick and easy. Everything you need is enclosed. It is important that your vote be received no later than the time of the Meeting on April 3, 2009.

Sincerely,

Henry J. Herrmann
President

Waddell & Reed InvestEd Portfolios, Inc.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 3, 2009
__________________________

To Shareholders:

     Notice is hereby given that Waddell & Reed InvestEd Portfolios, Inc. (“Corporation”), on behalf of Balanced Portfolio, Conservative Portfolio and Growth Portfolio (each, a “Fund” and, collectively, “Funds”), will hold a special meeting of its shareholders at 6300 Lamar Avenue, Overland Park, Kansas, on April 3, 2009, at 4:00 pm, Central Time, for the following purposes:

(1)	To elect thirteen Directors for the Corporation;

(2)	To approve for each Fund a proposed Agreement and Plan of Reorganization and Termination, pursuant to which each Fund would be reorganized into a corresponding series (“New Fund”) of a newly established Delaware statutory trust; and

(3)	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof (“Meeting”).

     You are entitled to vote at the Meeting if you owned shares of any Fund at the close of business on February 6, 2009.

     WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

     TO VOTE EITHER BY TELEPHONE OR VIA THE INTERNET:

To vote by Telephone:		To vote by Internet:
(1)	Read the Proxy Statement and have your Proxy Card at hand.	(1)	Read the Proxy Statement and have your Proxy Card at hand.
(2)	Call the toll-free number that appears on your Proxy Card.	(2)	Go to the website that appears on your Proxy Card.
(3)	Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3)	Enter the control number set forth on the Proxy Card and follow the simple instructions.

     We encourage you to vote by telephone or via the Internet using the control number that appears on the enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

     Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

     YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Board of Directors,

Mara D. Herrington
Secretary

February 23, 2009

Waddell & Reed InvestEd Portfolios, Inc.

On behalf of
Growth Portfolio
Balanced Portfolio
Conservative Portfolio

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

__________________________

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 3, 2009
__________________________

February [ ], 2009

     This document is a proxy statement (“Proxy Statement”) of Waddell & Reed InvestEd Portfolios, Inc. (the “Corporation”), on behalf of Balanced Portfolio, Conservative Portfolio and Growth Portfolio (each, a “Fund” and, collectively, the “Funds”), in connection with the solicitation of proxies by the Corporation’s Board of Directors (“Board”) to be voted at a special meeting of shareholders to be held on April 3, 2009, at 6300 Lamar Avenue, Overland Park, Kansas, at 4:00 pm, Central Time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The special meeting and any adjournment(s) or postponement(s) of the special meeting are referred to in this Proxy Statement as the “Meeting.”) This Proxy Statement, along with a Notice of Meeting and a Proxy Card, is first being mailed to shareholders of the Corporation on or about February [23], 2009.

     The following Proposals will be considered and acted upon at the Meeting:

Proposal		Shareholders Entitled to Vote	Page
(1)	To elect thirteen Directors for the Corporation.	Shareholders of each Fund, voting together.	[ ]
(2)	To approve a proposed Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into a corresponding series (“New Fund”) of a newly established Delaware statutory trust (each, a “Reorganization”).	Shareholders of each Fund, voting separately by Fund.	[ ]
(3)	To transact such other business as may properly come before the Meeting.

VOTING INFORMATION

     Shareholders are entitled to one vote for each share and a fractional vote for each fractional share of the Fund that they own. Shareholders of record of a Fund as of the close of business on February 6, 2009 (“Record Date”), are entitled to be present and to vote at the Meeting. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement.

     The Waddell & Reed InvestEd Plan (“InvestEd Plan”) was established under the Arizona Family College Savings Program (the “Program”). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended (“Code”). Contributions to the InvestEd Plan accounts may be invested in shares of the Funds, which are held in the name and for the benefit of the Arizona Commission for Postsecondary Education (“ACPE”) in its capacity as Trustee of the Program. The ACPE is responsible for casting votes for the beneficial owners of InvestEd Plan accounts (“Accountholders”). The ACPE will consider input from Accountholders in voting proxies but is not required to vote based on input from Accountholders. In voting proxies on routine items, such as the uncontested election of directors, the ACPE generally will vote for such proposals.

     On the Record Date, each Fund had the following number of shares issued and outstanding:

Balanced Portfolio
Conservative Portfolio
Growth Portfolio

     To the best of each Fund’s knowledge, as of the January 30, 2009, the following persons owned beneficially or of record more than 5% of a Fund’s shares:

	Name and Address of	Percentage
Fund	Beneficial Owner	of Fund
Balanced Portfolio
Conservative Portfolio
Growth Portfolio

Revocation of Proxies

     Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Corporation at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Corporation. A superseding proxy may also be executed by voting via telephone or Internet. The superseding proxy need not be voted using the same method (mail, telephone, Internet) as the original proxy vote.

Quorum and Adjournment

     The presence in person or by proxy of the holders of record of: (1) one-third of the outstanding shares of the Corporation entitled to vote (with all Funds counted together) is a quorum at the Meeting for purposes of Proposal 1; and (2) one-third of the outstanding shares of each Fund (with each Fund counted separately) is a quorum at the Meeting for purposes of Proposal 2. The presence in person or by proxy of a one-third of the outstanding shares of the Corporation entitled to vote is a quorum for the transaction of business. In the event that a quorum is not present at the Meeting, or if there are insufficient votes to approve a proposal by the time of the Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that such Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the affirmative vote of a majority of the total number of shares that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposal and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of Proposal 2, abstentions and broker “non-votes” will be treated as shares voted “Against” the proposals. Accordingly, shareholders are urged to vote or forward their voting instructions promptly. Abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast.

Required Vote

     Approval of Proposal 1 requires the favorable vote of the holders of a plurality of the shares of the Corporation cast in person or by proxy, provided a quorum is present. Approval of Proposal 2 will be determined separately for each Fund. Approval of Proposal 2 requires the favorable vote of the holders of a majority of the outstanding shares of such Fund entitled to vote at the Meeting, provided a quorum is present.

Solicitation of Proxies

     The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Corporation’s officers or employees or representatives of Waddell & Reed Investment Management Company (“WRIMCO”), the investment manager for each Fund, or one of its affiliates. The Corporation’s officers, and those employees and representatives of WRIMCO or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. The cost of the solicitation will be borne by the Funds.

Shareholder Reports

     The most recent Annual Report for each Fund, including financial statements, for its fiscal year ended December 31, 2007, and its most recent Semiannual Report succeeding the Annual Report, have been mailed previously to shareholders. This Proxy Statement should be read in conjunction with the Annual Report and Semiannual Report for each Fund you own. You can obtain copies of the Annual Report or Semiannual Report, without charge, by writing to Waddell & Reed, Inc. (“Waddell & Reed”), 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, by calling 888-WADDELL or at waddell.com.

___________________

PROPOSAL 1
ELECTION OF DIRECTORS
___________________

What are shareholders being asked to approve in Proposal 1?

     The purpose of this proposal is to elect the Board of Directors for the Corporation (“Board”). All of the thirteen nominees listed below (each, a “Nominee” and collectively, “Nominees”) are currently Directors of the Corporation, and each incumbent Director has served in that capacity since originally elected or appointed. It is intended that the enclosed proxy card will be voted for all Nominees listed below unless a proxy card contains specific instructions to the contrary. If elected, each Nominee, except Messrs. Avery, Hechler and Herrmann, would serve at least initially as a Director who is not an “interested person” (“Disinterested Director”), as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), of the Funds. (See footnote 3 to the chart on page [11] below.) Each Nominee who is not a Disinterested Director is referred to as an “Interested Director.”

Michael L. Avery
Jarold W. Boettcher
James M. Concannon
John A. Dillingham
David P. Gardner
Joseph Harroz, Jr.
John F. Hayes
Robert L. Hechler
Albert W. Herman
Henry J. Herrmann
Glendon E. Johnson, Sr.
Frank J. Ross, Jr.
Eleanor B. Schwartz

     The Nominating Committee of the Board, which is comprised solely of Disinterested Directors, met to consider Board candidates and, after due consideration, recommended to the Board the Nominees listed above for election by shareholders. The Nominating Committee took into consideration the knowledge, background, and experience of each Nominee. In particular, the Nominating Committee considered each Nominee’s: ability to bring integrity, insight, energy and analytical skills to the deliberations of the Board; ability and willingness to make the considerable time commitment necessary to function as an effective Board member; and prior years of service as a Director of the Corporation and familiarity with the Funds.

     As will be explained in greater detail in Proposal 2, the Board has approved a series of “proposals” or “actions” that are designed to streamline and modernize the operations of the Corporation that include reorganizing each Fund into a corresponding New Fund, a series of Waddell & Reed InvestEd Portfolios, a newly established Delaware statutory trust (“New Trust”). If elected by the shareholders of the Corporation, the same individuals will serve as Trustees of the New Trust.

     The Nominees each have consented to be named in this Proxy Statement and to serve as Directors if elected. The Board has no reason to believe that any of the Nominees will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend. None of the Nominees is related to one another.

     No Nominee is a party adverse to any Fund or any of its affiliates in any material pending legal proceeding, nor does any Nominee have any interest materially adverse to any Fund or any of its affiliates.

Who are the Nominees to the Board?

     Information about the Nominees, including their addresses, years of birth, principal occupations during the past five years, and other current directorships, is set forth in the table below.

     Each Fund is a part of the Advisors Fund Complex, which, together with the Ivy Family of Funds, constitutes the Waddell & Reed Fund Complex (“Fund Complex”). The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds (21 portfolios), the Corporation (3 portfolios) and Ivy Variable Insurance Portfolios, Inc. (formerly, W&R Target Funds, Inc.) (25 portfolios). The Ivy Family of Funds is comprised of each of the funds in Ivy Funds, Inc. (formerly, W&R Funds, Inc.) (12 portfolios) and Ivy Funds, a Massachusetts business trust (17 portfolios).

     The Board oversees the operations of the Funds, and is responsible for the overall management and supervision of the affairs of the Corporation in accordance with the laws of the State of Maryland. The current Board members constitute the board of trustees or the board of directors, and, as such, similarly oversee the operations of each of the funds in the Advisors Fund Complex. Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as directors or trustees of each of the funds in the Ivy Family of Funds. David P. Gardner serves as Independent Chair of the Board and of the board of trustees or board of directors of the other funds in the Advisors Fund Complex.

     Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

INFORMATION REGARDING NOMINEES
FOR ELECTION AT THE MEETING

				Number
Name,				of Funds
Year of	Position Held		Principal	in Fund	Other
Birth and	with the		Occupation(s)	Complex	Directorships
Address[1]	Corporation	Director Since[2]	During Past 5 Years	Overseen	Held by Director
Nominees for
Disinterested Director

Jarold W. Boettcher 1940	Director	Corporation: 2007 Fund Complex: 2003	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present) and Boettcher Aerial, Inc. (1979 to present); Member of Kansas Board of Regents (2007 to present)	78	Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc. (financial services); Director, Ivy Funds, Inc.; Trustee, Ivy Funds

James M. Concannon 1947	Director	Corporation: 2001 Advisors Fund Complex: 1997	Professor of Law, Washburn Law School (1973 to present)	49	Director, Kansas Legal Services for Prisoners, Inc.
____________________

1	The address for each Nominee and Director is 6300 Lamar Avenue, Overland Park, KS 66202, except for Mr. Ross whose address is Polsinelli Shalton Flanigan Suelthaus PC, 700 West 47th Street, Suite 1000, Kansas City, MO 64112.

2	The dates shown are the dates the Nominee first became a Director of the Corporation and first became a director or trustee of the other funds in the Advisors Fund Complex, except for Mr. Boettcher for whom the dates show when he first became a director or trustee of the funds in the Advisors Fund Complex and when he first became a director or trustee of the funds in the Ivy Family of Funds.

				Number
Name,				of Funds
Year of	Position Held		Principal	in Fund	Other
Birth and	with the		Occupation(s)	Complex	Directorships
Address[1]	Corporation	Director Since[2]	During Past 5 Years	Overseen	Held by Director
John A. Dillingham 1939	Director	Corporation: 2001 Advisors Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	49	Advisory Director, UMB Northland Board (financial services); former President, Liberty Memorial Association (WWI National Museum) (2005-2007); Director, Northland Betterment Commission (community service)

David P. Gardner 1933	Director Independent Chairman	Corporation: 2001 Advisors Fund Complex: 1998 Corporation and Advisors Fund Complex: 2006	President Emeritus, University of Utah; President Emeritus, University of California; Chairman, Board of Trustees, J. Paul Getty Trust (until 2004); Professor, University of Utah (until 2005)	49	Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005)

				Number
Name,				of Funds
Year of	Position Held		Principal	in Fund	Other
Birth and	with the		Occupation(s)	Complex	Directorships
Address[1]	Corporation	Director Since[2]	During Past 5 Years	Overseen	Held by Director
Joseph Harroz, Jr. 1967	Director	Corporation: 2001 Advisors Fund Complex: 1998	President and Chief Operating Officer, Graymark HealthCare (medical holding company) (2008); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to 2008); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); LSQ Manager, Inc. (real estate) (2007 to present)	78	Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization (non-profit); Director, Norman Economic Development Coalition (non-profit); Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

John F. Hayes 1919	Director	Corporation: 2001 Advisors Fund Complex: 1988	Shareholder, Gilliland & Hayes, P.A., a law firm (for the past five years); formerly, Chairman, Gilliland & Hayes (until 2003)	49	Director, Central Bank & Trust; Director, Central Financial Corporation (financial services)

Albert W. Herman, FHFMA, CPA 1938	Director	Corporation and Advisors Fund Complex: 2008	Business Consultant; Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	49	Finance Committee Member, Ascension Health (non-profit health system); Director, Baylor Health Care System Foundation (health care)

				Number
Name,				of Funds
Year of	Position Held		Principal	in Fund	Other
Birth and	with the		Occupation(s)	Complex	Directorships
Address[1]	Corporation	Director Since[2]	During Past 5 Years	Overseen	Held by Director
Glendon E. Johnson, Sr. 1924	Director	Corporation: 2001 Advisors Fund Complex: 1971	Chairman and Chief Executive Officer (“CEO”), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	49	Chairman Emeritus and CEO, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. 1953	Director	Corporation: 2001 Advisors Fund Complex: 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus PC, a law firm (1980 to present)	49	Director, American Red Cross (social services); Director, Rockhurst University (education)

Eleanor B. Schwartz 1937	Director	Corporation: 2001 Advisors Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	78	Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Number
Name,				of Funds
Year of	Position Held		Principal	in Fund	Other
Birth and	with the		Occupation(s)	Complex	Directorships
Address[1]	Corporation	Director Since[2]	During Past 5 Years	Overseen	Held by Director
Nominees for Interested Director[3]

Michael L. Avery 1953	Director	Corporation and Advisors Fund Complex: 2007	Chief Investment Officer (“CIO”) of WDR, WRIMCO and Ivy Investment Management Company (“IICO”), an affiliate of WDR (2005 to present); Senior Vice President of WDR; Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987 to 2005)	49	Director of WDR, WRIMCO and IICO
____________________

3

Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, Waddell & Reed Investment Management Company (“WRIMCO”), the Corporation’s principal underwriter, Waddell & Reed, Inc. (“Waddell & Reed”), and the Corporation’s administrative and shareholder servicing agent and accounting services agent, Waddell & Reed Services Company (“WRSCO”), as well as by virtue of their personal ownership in shares of WDR. Mr. Hechler could be determined to be an Interested Director if a prior business relationship with Waddell & Reed were deemed material. It is anticipated that, effective January 1, 2010, Mr. Hechler will begin to serve as a Disinterested Director of the Corporation.

				Number
Name,				of Funds
Year of	Position Held		Principal	in Fund	Other
Birth and	with the		Occupation(s)	Complex	Directorships
Address[1]	Corporation	Director Since[2]	During Past 5 Years	Overseen	Held by Director
Robert L. Hechler 1936	Director	Corporation: 2001 Advisors Fund Complex: 1998	Formerly, consultant of WDR and Waddell & Reed (2001 to 2008); formerly, Director of WDR (until 2003)	24	None

Henry J. Herrmann 1942	President Director	Corporation and Advisors Fund Complex: 2001 Corporation and Advisors Fund Complex: 1998	CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO, an affiliate of WDR (2002 to present); formerly, President and CIO of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex	78	Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO

     On April 29, 2005, Waddell & Reed and Mr. Hechler, the former President of Waddell & Reed, entered into a settlement with the National Association of Securities Dealers, Inc., now the Financial Industry Regulatory Authority, Inc. (“NASD”), arising out of variable annuity exchanges. The settlement was entered into without admitting or denying the allegations. In a complaint filed in January 2004, the NASD had charged Waddell & Reed with violating its obligations under the NASD’s suitability rule by failing to take reasonable steps to ensure that recommended variable annuity exchanges were in the best interests of customers. Under the terms of the settlement with the NASD and a separate agreement with a coalition of state regulatory authorities, which was entered into without admitting or denying the allegations, Waddell & Reed repaid up to $11 million to more than 5,000 customers whose annuities were exchanged by the firm. Waddell & Reed also paid a fine of $5 million to the NASD and a fine of $2 million to state regulators. The settlement also imposed a six-month suspension and $150,000 fine on Mr. Hechler as Waddell & Reed’s former President.

Who are the other executive officers of the Corporation?

     The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Corporation’s principal officers are:

Name,		Officer	Officer
Year of	Position Held	of the	of Fund
Birth and	with the	Corporation	Complex	Principal Occupation(s)
Address	Corporation	Since	Since	During Past 5 Years
Joseph W. Kauten 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2006 2006 2007 2006	2006 2006 2007 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (accounting services) (2001 to 2003)

Mara D. Herrington 1964	Vice President Secretary	2006 2006	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services) (1994 to 2005)

Kristen A. Richards 1967	Vice President Assistant Secretary Associate General Counsel	2001 2006 2001	2000 2006 2000	Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)

Name,		Officer	Officer
Year of	Position Held	of the	of Fund
Birth and	with the	Corporation	Complex	Principal Occupation(s)
Address	Corporation	Since	Since	During Past 5 Years
Daniel C. Schulte 1965	Vice President General Counsel Assistant Secretary	2001 2001 2001	2000 2000 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2000 to present)

Scott J. Schneider 1968	Vice President Chief Compliance Officer	2006 2004	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the funds in the Fund Complex (2000 to 2004)

What is the share ownership in the Funds by the Nominees and the officers?

     As of December 31, 2008, each of the Nominees and executive officers of the Corporation beneficially owned individually and collectively as a group less than 1% of the outstanding shares of any class of shares of the Funds.

     The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund and of all the funds in the Fund Complex as of December 31, 2008. The amounts listed below include shares of the Funds in which the Nominee’s deferred compensation is deemed invested. The information as to beneficial ownership is based on statements furnished by each Nominee.

Aggregate Dollar Range of
Securities in Funds
	Balanced	Conservative	Growth	Overseen by Director in
Name of Director	Portfolio	Portfolio	Portfolio	Fund Complex
Disinterested Directors/Nominees
Jarold W. Boettcher
James M. Concannon
John A. Dillingham
David P. Gardner
Joseph Harroz, Jr.
John F. Hayes
Albert W. Herman
Glendon E. Johnson, Sr.
Frank J. Ross, Jr.
Eleanor B. Schwartz

Aggregate Dollar Range of
Securities in Funds
	Balanced	Conservative	Growth	Overseen by Director in
Name of Director	Portfolio	Portfolio	Portfolio	Fund Complex
Interested Directors/Nominees
Michael L. Avery
Robert L. Hechler			over $100,000
Henry J. Herrmann		over $100,000

     It is expected that the Board will meet each year at four regularly scheduled meetings. During the fiscal year ended December 31, 2007, the Board met six times. Each incumbent Director attended at least 75% of all meetings of the Board held during the fiscal year, including the meetings of the Board’s standing committees on which such Director was a member. The Corporation does not hold annual shareholders meetings, and therefore, the Board does not have a policy with regard to Director attendance at such meetings.

     Subject to the Director Emeritus and Retirement Policy, if elected, each Nominee will serve for an indefinite term and until his or her successor is elected and qualified, or until his or her death, resignation or removal as provided in the Corporation’s organizational documents or by statute.

What is the compensation for Directors on the Board?

     The fees paid to the Directors are divided among the funds in the Advisors Fund Complex based on each fund’s net assets. The officers, including Mr. Herrmann, are paid by WRIMCO or its affiliates.

     The following table lists compensation paid to the Directors of the Corporation for the fiscal year ended December 31, 2008, as well as information regarding compensation from the Fund Complex for the fiscal year ended December 31, 2008. No pension or retirement benefits are proposed to be paid under any existing plan to any Director by the Corporation or any fund in the Fund Complex.

	Aggregate	Total Compensation
	Compensation from the	From the Fund
Name of Director	Corporation	Complex
Disinterested Directors/Nominees
Jarold W. Boettcher
James M. Concannon
John A. Dillingham
David P. Gardner
Joseph Harroz, Jr.
John F. Hayes
Albert W. Herman
Glendon E. Johnson, Sr.
Frank J. Ross, Jr.
Eleanor B. Schwartz
Interested Directors/Nominees
Michael L. Avery
Robert L. Hechler
Henry J. Herrmann

     The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993, and has attained the age of 78 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Corporation for at least five years which need not have been consecutive.

     A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director. For a Director initially elected before May 31, 1993, to a board of directors of a fund or of a fund that is a predecessor to a current fund, within the Advisors Fund Complex such annual fee is payable for as long as he or she holds Director Emeritus status, which may be for the remainder of his or her lifetime. A Director initially elected on or after May 31, 1993, to a board of directors of a fund, or of a fund that is the predecessor to a current fund, within the Advisors Fund Complex receives such annual fee only for a period of three years commencing upon the date the Director assumed Director Emeritus status, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Corporation or the Funds.

What are the Corporation’s standing committees?

     The Board has established the following standing committees: Audit Committee, Executive Committee and Nominating Committee. In addition, the Board has established a Special Compliance & Governance Committee and a Special Dilution

& Distribution Committee. The respective duties and current memberships of the standing committees are:

     Audit Committee. The Audit Committee meets with each Fund’s independent registered public accounting firm, internal auditors and corporate officers to discuss the scope and results of the semiannual and annual audits of each Fund, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between each Fund’s independent registered public accounting firm and the Board. James M. Concannon (Chair), Jarold W. Boettcher, John F. Hayes, Albert W. Herman, Glendon E. Johnson, Sr., Frank J. Ross, Jr. and Eleanor B. Schwartz are the members of the Audit Committee. During the fiscal year ended December 31, 2008, the Audit Committee met four times.

     Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. Henry J. Herrmann (Chair), John A. Dillingham and Frank J. Ross, Jr. are the members of the Executive Committee. During the fiscal year ended December 31, 2008, the Executive Committee met one time.

     Nominating Committee. Among its responsibilities, the Nominating Committee evaluates, selects and recommends to the Board candidates for Disinterested Directors. Glendon E. Johnson, Sr. (Chair), John A. Dillingham, Joseph Harroz, Jr. and Eleanor B. Schwartz are the members of the Nominating Committee. During the fiscal year ended December 31, 2008, the Nominating Committee met two times.

     The Board has authorized the creation of a valuation committee comprised of such persons as may be designated from time to time by WRSCO and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or as needed) basis for its review and approval.

What is the Corporation’s process for nominating Director candidates?

     Nominating Committee Charter. A copy of the Nominating Committee Charter for the Corporation is included as Exhibit D.

     Shareholder Communications. The Nominating Committee will consider candidates recommended by shareholders of the Corporation. Shareholders should direct the names of candidates they wish to be considered to the attention of the Nominating Committee, in care of the Secretary, at the address of the Corporation listed on the front page of this Proxy Statement. Such candidates will be considered with any other Director candidates.

     Nominee Qualifications. The Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. The Nominating Committee considers, among other things, a high level of integrity, appropriate experience, a commitment to fulfill the fiduciary duties inherent in Board membership, and the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board’s overall effectiveness.

     For candidates to serve as disinterested directors, independence from the Funds’ investment manager, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Nominating Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Nominating Committee’s (or the Board’s) perceptions about future issues and needs.

     Identifying Nominees. The Nominating Committee considers prospective candidates from any reasonable source. The Nominating Committee initially evaluates prospective candidates on the basis of preliminary information required of all preliminary candidates, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Nominating Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Nominating Committee members would be arranged. If the Nominating Committee, based on the results of these contacts, believed they had identified a viable candidate, they would air the matter with the full group of disinterested Board members for input.

     Any request by management to meet with the prospective candidate would be given appropriate consideration. The Corporation has not paid a fee to third parties to assist in finding nominees.

REQUIRED VOTE

     Approval of Proposal 1 requires the favorable vote of the holders of a plurality of the shares cast in person or by proxy of the Corporation, provided a quorum is present.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD
OF DIRECTORS OF THE CORPORATION.

___________________

PROPOSAL 2
APPROVAL OF AGREEMENTS AND PLANS OF REORGANIZATION
AND TERMINATION
___________________

OVERVIEW

How will the Funds be reorganized?

     At its meeting on September 17, 2008 and in subsequent meetings, the Board of the Corporation approved, on behalf of the Funds, an Agreement and Plan of Reorganization and Termination (“Reorganization Agreement”) in substantially the form attached to this Proxy Statement as Exhibit A, pursuant to which each Fund would be reorganized into a corresponding New Fund, a series of Waddell & Reed InvestEd Portfolios, which is a newly established Delaware statutory trust. The name of each New Fund will be same as its corresponding Fund’s current name.

What are shareholders being asked to approve in Proposal 2?

     Shareholders of each Fund are now being asked to approve the Reorganization Agreement. If shareholders of a Fund approve the Reorganization Agreement, the Directors and officers of the Corporation will implement the Reorganization Agreement. If approved, it is expected that the Reorganizations will take effect after the close of business on or about April [30], 2009, although this date may be adjusted in accordance with the Reorganization Agreement (“Closing Date”).

     The Reorganization Agreement contemplates, with respect to each Fund:

  the transfer of all of the assets of the Fund to a corresponding New Fund, a series of the New Trust, in exchange for shares of beneficial interest (“shares”) of the corresponding New Fund;

  the assumption by the corresponding New Fund of all of the liabilities of the Fund;

  the distribution to each shareholder of the Fund, in constructive exchange for its shares of stock of the Fund, of the same number of full and fractional shares of the New Fund, having the same aggregate net asset value equal as the full and fractional shares of stock of the Fund held by that shareholder at the close of business on the Closing Date; and

  the subsequent complete liquidation and termination of the Corporation.

     For the Reorganizations to occur, each Fund’s shareholders will need to approve their Reorganization. Accordingly, the consummation of each Reorganization is contingent on the consummation of all of the other Reorganizations. For a more detailed discussion of the terms of the Reorganization Agreement, please see “Summary of the Reorganization Agreement” below.

     If approved, the Reorganization of a Fund will have the following effects with respect to its corresponding New Fund immediately after the Closing Date:

(1)

If elected, the same Directors nominated for election in Proposal 1 will serve as Trustees for the New Trust (except as otherwise specified, the Board of Trustees for the New Trust will also be referred to as the “Board”).

(2)

The New Fund will enter into an investment management agreement with WRIMCO that is the same as the agreement currently in place with respect to the Fund (except for the name of the entity entering into the agreement and the date of the agreement).

(3)

A service plan will be adopted in accordance with Rule 12b-1 under the 1940 Act with respect to the New Fund that is the same as the Fund’s existing plan (except for the name of the entity adopting the plan).

(4)	The New Fund will adopt certain investment restrictions which update, standardize and streamline the investment restrictions currently in effect for the Fund.

(5)	Shareholders will be deemed to have approved, to the extent necessary, any actions required to terminate the Corporation.

     Shareholders of the Funds are not being asked to vote separately on these matters. By voting “FOR” Proposal 2, a Fund’s shareholders are voting to approve all the actions described above for the Fund and its corresponding New Fund. More information on each of these matters is discussed under “Comparison of the New Funds and the Funds” below.

Why is the Board recommending approval of the Reorganization Agreement?

     As noted above, at its meeting held on September 17, 2008, the Board of the Corporation approved a series of proposals and actions that are designed to streamline and modernize the operations of the Corporation by reorganizing the Corporation to a different jurisdiction and as a statutory trust.

     The primary purpose of the proposed Reorganizations is to allow the Funds to operate under modern and flexible governing documents that also are anticipated to increase efficiencies within the Advisors Fund Complex. (A similar proposal is being proposed to the shareholders of each of the other funds in the Advisors Fund Complex.) In unanimously approving the Reorganization Agreement and recommending that shareholders of the Funds also approve the Reorganization Agreement, the Board of the Corporation was provided and evaluated such information as it reasonably believed necessary to consider the proposed Reorganizations. The Board of the Corporation unanimously determined that (1) the investment interests of each Fund’s shareholders will not be diluted as a result of the Reorganization and (2) participation in the Reorganization is in the best interests of each Fund and its shareholders. Summarized below are the key factors considered by the Board:

  In recent years, many mutual funds have reorganized as Delaware statutory trusts. WRIMCO informed the Board that the Delaware statutory trust form of organization provides more flexibility with respect to the administration of the New Funds, which potentially could lead to greater operating efficiencies and lower expenses for shareholders of the New Funds.

  WRIMCO informed the Board that the New Funds may be able to realize greater operating efficiencies because the Reorganizations would permit the New Funds to (1) eliminate the many differences in voting, record date, quorum and other corporate requirements under the governing documents of the Advisors Fund Complex and (2) operate under uniform, modern and flexible governing documents that would reduce future reporting, filing and proxy costs and reduce costs associated with Fund governance and compliance monitoring.

  WRIMCO informed the Board that the Reorganizations will not result in any material change in the investment objective(s) or principal investment strategies of any of the Funds.

  The New Funds will adopt certain investment restrictions that update, standardize and streamline certain of the investment restrictions currently in effect for the Funds, which will simplify portfolio management and compliance monitoring for the New Funds.

  WRIMCO informed the Board that there is no anticipated material adverse effect on the Funds’ annual operating expenses and shareholder fees and services as a result of the Reorganizations.

  Each New Fund will offer shares with the same sales loads as the shares of stock of its corresponding Fund.

  K&L Gates LLP (“K&L Gates”) advised the Board that there are no anticipated direct or indirect federal income tax consequences of the Reorganizations to Fund shareholders.

What effect will the Reorganizations have on the Funds and their shareholders?

     The Reorganizations will not result in any material change in the investment objective(s) or principal investment strategies of any of the Funds. Immediately after a Reorganization: the investment manager, portfolio manager(s) and other service providers for a New Fund will be the same as they were for the corresponding Fund prior to the Reorganization; the services provided by those service providers for the New Fund will be the same as they were for the corresponding Fund prior to the Reorganization; and the New Fund will offer the same services to shareholders as are currently provided by the corresponding Fund. Approval of the Reorganizations will result in certain changes to the Funds’ investment restrictions as discussed under “Comparison of the New Funds and the Funds—How will the investment restrictions of the New Funds differ from the investment restrictions of the Funds?” below.

     Immediately after a Reorganization, each shareholder of a Fund will own shares of the corresponding New Fund that are equal in number and in value to the shares of stock of the Fund that were held by the shareholder immediately prior to the closing of the Reorganization. For example, if you currently own 100 shares of stock of a Fund, immediately after the closing of that Fund’s Reorganization you will own 100 shares of the corresponding New Fund having the same net asset value as your original 100 shares of stock of the Fund.

     As a result of the Reorganizations, shareholders of each Fund, which is a series of the Corporation, a Maryland corporation, will become shareholders of the corresponding New Fund, which is a series of the New Trust, a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see “Comparison of the New Funds and the Funds—How will the New Funds be organized?” below.

Will there be any sales load, commission or other transactional fee paid by shareholders in connection with the Reorganizations?

     No. The full value of your shares of stock of a Fund will be exchanged for shares of the corresponding New Fund without any sales load, commission or other transactional fee being imposed on you. The costs of the Reorganization will be paid by the Funds and, as applicable, the corresponding New Funds.

What will be the federal income tax consequences of the Reorganizations?

     As a condition to consummation of the Reorganizations, the Funds will receive an opinion from K&L Gates to the effect that neither the Funds nor their shareholders will recognize any gain or loss as a result of the Reorganizations. Please see “Summary of the Reorganization Agreements—What are the federal income tax consequences of the Reorganizations” below for further information.

Who is bearing the expenses related to the Reorganization?

     The Funds and, as applicable, the New Funds will bear the expenses associated with the Reorganizations. The share of the expenses related to the Reorganizations to be paid by each Fund will be based in part on its average net assets as a percentage of the aggregate average net assets of the Funds and in part on the number of shareholders in the Fund.

SUMMARY OF THE REORGANIZATION AGREEMENTS

What are the material terms and conditions of the Reorganization Agreement?

     The terms and conditions under which the Reorganizations would be completed are contained in the Reorganization Agreement. The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement itself, the form of which is attached to this Proxy Statement as Exhibit A.

     The Reorganization Agreement provides that each New Fund will acquire all of the assets of the corresponding Fund in exchange solely for shares of the New Fund and the New Fund’s assumption of such Fund’s liabilities. The Reorganization Agreement further provides that, as promptly as practicable after the Closing Date, the Fund will distribute the shares of the New Fund it receives in the Reorganization to its shareholders.

     The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal in value, as calculated at the close of business (generally 3:00 p.m. Central Time) on the Closing Date, to the number of full and fractional shares of stock of the Fund you own on the Closing Date. The New Fund will not issue certificates representing the New Fund shares issued in connection with the Reorganization.

     After such distribution, the Corporation will take all necessary steps under applicable state law, its governing documents, and any other applicable law to effect a complete termination and dissolution of the Corporation.

     The Reorganization Agreement may be terminated, and the Reorganizations may be abandoned at any time prior to their consummation, before or after approval by shareholders of the Funds, in the case of a material breach of the Reorganization Agreement, failure to satisfy a condition specified in the Reorganization Agreement, or in certain other circumstances. The completion of the Reorganizations also are subject to various conditions, including: (1) completion of all necessary filings with the Securities and Exchange Commission and state securities authorities; (2) the receipt of all material consents, orders and permits of federal, state, and local regulatory authorities necessary to consummate the Reorganizations; (3) delivery of a legal opinion regarding the federal income tax consequences of the Reorganizations; (4) the issuance by each New Fund of an initial share to WRIMCO or its affiliate, to permit WRIMCO or its affiliate to take all necessary actions as the New Fund’s sole shareholder that are required to be taken by the New Fund; (5) the New Trust (on behalf of the New Funds) shall have entered into or adopted, as applicable, an investment management agreement, a service plan pursuant to Rule 12b-1 under the 1940 Act, and such other agreements and plans necessary for each New Fund’s operations; and (6) other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganizations will take place immediately after the close of business on the Closing Date. The Reorganization Agreement provides that either the

Corporation or the New Trust may waive compliance with any of the covenants or conditions made therein for the benefit of the Fund or New Fund, as applicable, if, in the judgment of the Board, such waiver will not have a material adverse effect on the Fund’s shareholders other than the requirement listed in clause (3) above.

     For the Reorganizations to occur, each Fund’s shareholders will need to approve its Reorganization. Accordingly, the consummation of the Reorganizations is contingent on the consummation of all of the other Reorganizations. In the event that shareholders of a Fund do not approve the Reorganization Agreement or the Reorganizations are not consummated for any other reason, the Board will consider other courses of action.

What are the federal income tax consequences of the Reorganizations?

     The Reorganizations are intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

     As a condition to consummation of the Reorganizations, the Corporation and the New Trust will receive an opinion from K&L Gates (“Opinion”) substantially to the effect that, for federal income tax purposes, with respect to each Reorganization and the Fund and the New Fund participating therein:

(1)	the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code), and the Fund and the New Fund each will be a “party to a reorganization” (within the meaning of section 368(b) of the Code);

(2)	neither the Fund nor the New Fund will recognize any gain or loss on the Reorganization;

(3)	the Fund’s shareholders will not recognize any gain or loss on the exchange of their shares of stock of the Fund solely for shares of the New Fund;

(4)	a Fund shareholder’s aggregate tax basis in the New Fund shares he or she receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Fund shares of stock the shareholder actually or constructively exchanges for those New Fund shares, and the shareholder’s holding period for those New Fund shares will include, in each instance, his or her holding period for those Fund shares of stock (provided the shareholder holds them as capital assets on the Closing Date);

(5)	the New Fund’s tax basis in each asset the Fund transfers to it will be the same as the Fund’s tax basis in that asset immediately before the Reorganization, and the New Fund’s holding period for each such asset will include the Fund’s holding period therefor (except where the New Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period); and

(6)	For purposes of section 381 of the Code, the New Fund will be treated just as the Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Fund’s taxable year, its tax attributes enumerated in section 381(c) of the Code will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Fund’s taxable year before the Reorganization will be included in the New Fund of stock s taxable year after the Reorganization.

     The Opinion will be based on the facts and assumptions mentioned therein and conditioned on (a) the representations of the Corporation and the New Trust set forth in the Reorganization Agreement (and, if requested, in separate letters to K&L Gates) being true and complete on the Closing Date and (b) the Reorganizations’ being completed in accordance with the Reorganization Agreement (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that K&L Gates has not approved). Notwithstanding clauses (2) and (5) above, the Opinion may state that no opinion is expressed as to the effect of a Reorganization on the Fund or the New Fund participating therein or the shareholders thereof with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

COMPARISON OF THE NEW FUNDS AND THE FUNDS

How will the New Funds be organized?

     The Corporation is currently organized as a Maryland corporation. If the Reorganizations are approved, each Fund will reorganize into a corresponding series of the New Trust, which is a Delaware statutory trust governed by a Trust Instrument and By-Laws. The Board of the New Trust is expected to be the same thirteen (13) Nominees identified in Proposal 1. The operations of each Fund and New Fund are also governed by applicable state and federal law.

     Under the Trust Instrument and By-Laws of the New Trust, the Board of the New Trust will have more flexibility than the Board of the Corporation and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Board of the New Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Funds to operate in a more efficient and economical manner and will reduce the circumstances in which shareholder approval will be required. Delaware law also promotes ease of administration by permitting the Board of the New Trust to take certain actions, for example, establishing new investment series, without filing additional documentation with the state, which would otherwise require additional time and costs.

     Importantly, the Trustees of the New Trust will have the same fiduciary obligations to act with due care and in the interest of the New Funds and their shareholders as do the Directors of the Corporation with respect to the Funds and their shareholders.

     The New Trust provides for dollar-weighted shareholder voting, rather than the voting by number of shares that applies with respect to the Corporation. Under the Trust Instrument of the New Trust, the number of votes to which a shareholder of the New Trust will be entitled will be equal to the value of his or her investment in the New Trust as of the applicable record date, rather than the number of shares of the New Fund(s) held by the shareholder. For example, a shareholder owning 1000 shares of a Fund having a net asset value per share of $10 has 1000 votes with an investment of $10,000, and a shareholder owning 2000 shares of another Fund having a net asset value of $5 has 2000 votes with an investment of $10,000. Following the Reorganizations of these Funds, each shareholder would have 10,000 votes, the value of the shareholder’s investments.

     Certain other similarities and differences between the New Trust and the Corporation are summarized in Exhibit B, although this is not a complete comparison. Shareholders should refer to the provisions of the governing documents and the relevant state law directly for a more thorough comparison. Copies of the governing documents are available to shareholders without charge upon written request to Waddell & Reed, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

What will happen to each Fund’s investment management agreement with WRIMCO?

     The Reorganization Agreement requires the New Trust to enter into an investment management agreement with respect to each of the New Funds. The approval by a Fund’s shareholders of the Reorganization Agreement will constitute shareholder approval of the investment management agreement with WRIMCO with respect to the corresponding New Fund. This means that, if the Reorganization Agreement for a Fund is approved by its shareholders and the Reorganization of the Fund occurs, the new investment management agreement with WRIMCO with respect to the corresponding New Fund will be substantially identical to the current investment management agreement with the Fund.

Will the management fees for the New Funds be different?

     No. The Funds currently do not have a contractual management fee and there is no contractual management fee for each New Fund.

What will happen to each Fund’s service plan?

     Each Fund has adopted a service plan in accordance with Rule 12b-1 under the 1940 Act (“Current 12b-1 Plan”). If a Fund’s Reorganization is approved, the corresponding New Fund, will adopt new service plans in accordance with Rule 12b-1 (“New 12b-1 Plans”). The terms and fees of the New 12b-1 Plans are the same as those of the Current 12b-1 Plans.

     The Board of the Corporation, including the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Current 12b-1 Plans or its affiliates, last approved the continuation of the Current 12b-1 Plans on August 13, 2008.

     Each Current 12b-1 Plan can be terminated at any time by a vote of a majority of the Disinterested Directors or by a vote of a majority of the outstanding voting securities of a Fund. Each New 12b-1 Plan will be terminable at any time by a vote of a majority of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the New Trust (“Disinterested Trustees”) or by a vote of a majority of the outstanding votes of a New Fund. Any change to any 12b-1 Plan that would materially increase the costs to the relevant class of shares of a fund may not be instituted without the approval of the outstanding votes of that class, any class of shares that converts into that class and a majority of the Disinterested Directors or Disinterested Trustees, as applicable.

How will the Current Funds’ investment objectives change?

     The Funds’ investment objectives will remain the same and will continue to be classified as non-fundamental.

How will the investment restrictions of the New Funds differ from the investment restrictions of the Funds?

     The 1940 Act requires each registered investment company to adopt fundamental investment restrictions with respect to several specific types of activities, including the fund’s ability to:

  concentrate its investments in any particular industry or group of industries;

  borrow money;

  issue senior securities;

  make loans to other persons;

  purchase or sell real estate;

  purchase or sell commodities; and

  underwrite securities issued by other persons.

     In order to amend or eliminate a fund’s fundamental investment restrictions, the 1940 Act requires that any such change be approved by shareholders of a majority of the fund’s outstanding voting securities. Pursuant to the requirements of the 1940 Act, each Fund has adopted certain fundamental investment restrictions with respect to the activities listed above. Each Fund also has certain fundamental investment restrictions not required by the 1940 Act.

     In connection with the Reorganizations, the New Funds will adopt uniform fundamental investment restrictions to provide a uniform set of fundamental investment restrictions, limited to those required by the 1940 Act to be fundamental, and that are not more restrictive than what is required by the 1940 Act. The Board of the Corporation has reviewed and approved the modifications to the fundamental investment restrictions of the Funds that will be applicable to the corresponding New Funds.

     In general, the purpose of the modifications is to permit the New Funds greater flexibility in portfolio management, consolidate minor differences, simplify compliance monitoring and/or make the restrictions uniform among all New Funds. The New Funds will not have different investment objectives or different principal investment strategies as a result of the modifications to, or in some cases elimination of, the corresponding Funds’ fundamental investment restrictions; however, certain New Funds will be permitted to make investments which their corresponding Funds could not. For example, some of the Funds have restrictions on investment in commodities. As a result of the modifications to the fundamental investment restrictions, the New Funds will be permitted to invest in commodities, subject to the restrictions of the 1940 Act.

     Exhibit C lists and describes each fundamental investment restriction for each Fund and the corresponding fundamental investment restriction, if any, for its corresponding New Fund. In addition, Exhibit C includes a brief summary of the material differences, if any, between a fundamental investment restriction for the Fund and its corresponding New Fund. For the fundamental investment restrictions that are being eliminated, Exhibit C also describes the corresponding non-fundamental investment restriction, if any, for each corresponding New Fund.

REQUIRED VOTE

     Approval of Proposal 2 will be determined separately for each Fund. The consummation of a Reorganization is contingent on the approval of the Reorganization Agreement by each Fund’s shareholders. Approval of Proposal 2 for a Fund requires the favorable vote of the holders of a majority of the shares cast in person or by proxy of that Fund, provided a quorum is present.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS OF EACH FUND VOTE “FOR” APPROVAL OF THE
REORGANIZATION AGREEMENT.

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

     For each Fund, its investment manager is WRIMCO, its principal underwriter is Waddell & Reed, and its Administrative and Shareholder Servicing Agent and Accounting Services Agent is Waddell & Reed Services Company (“WRSCO”). Each of these entities has as its principal place of business 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     WRIMCO and WRSCO are wholly owned subsidiaries of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company that is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company.

Investment Manager

     Each Fund and each of the funds in Waddell & Reed Advisors Funds and Ivy Variable Insurance Portfolios, Inc. is managed by WRIMCO, subject to the authority of each fund’s Board of Trustees and Board of Directors. WRIMCO provides investment advice to these funds and supervises each fund’s investments. WRIMCO and/or its predecessor have served as investment manager to each of these funds since its inception.

     The Corporation, on behalf of each Fund, has an Investment Management Agreement (“Management Agreement”) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The Management Agreement obligates WRIMCO to make investments for the account of the Fund in accordance with its best judgment and within the investment objective(s) and restrictions set forth in the Fund’s prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to any directions of the Board. WRIMCO also determines the securities to be purchased or sold by each Fund and places the orders.

     Following the Reorganizations, WRIMCO will continue to serve the New Funds as their investment manager.

Administrative and Shareholder Servicing Agent and Accounting Services Agent

     WRSCO performs administrative and shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to each Fund and handling of shareholder inquiries, pursuant to an Administrative and Shareholder Servicing Agreement with the Corporation on behalf of each Fund. WRSCO also provides each Fund with bookkeeping and accounting services and assistance including maintenance of the Fund’s records, pricing of the Fund’s shares, preparation of prospectuses for existing shareholders, and preparation of proxy statements and certain shareholder reports, pursuant to an Accounting Services Agreement with the Corporation on behalf of each Fund. WRSCO also provides services related to the InvestEd Plan.

Underwriter

     Waddell & Reed serves as the principal underwriter for the Funds.

Custodian

     Each Fund’s custodian is UMB Bank, n.a., whose address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Fund’s cash and securities.

Independent Registered Public Accounting Firm

     Deloitte & Touche LLP (“D&T”), located at 1100 Walnut, Suite 3300, Kansas City, Missouri, is the Funds’ independent registered public accounting firm that audits the Funds’ financial statements. Representatives of D&T are not expected to be present at the Meeting.

     The Corporation’s Audit Committee selected D&T to act as the independent registered public accounting firm for each Fund for its current fiscal year. The selection of D&T was also approved by the Board and the Disinterested Directors. D&T has advised the Funds that, to the best of its knowledge and belief, as of February 3, 2008, no D&T professional had any direct or material indirect ownership interest in any Fund inconsistent with independent professional standards pertaining to accountants. Certain information concerning the fees and services provided by D&T to the Funds and to WRIMCO and its affiliates for the most recent fiscal years of the Funds is provided below.

     The tables below set forth the fees billed by D&T for each of the last two fiscal years of the Funds.

Audit Fees

     The aggregate fees billed by D&T for the audit of the annual financial statements of the Funds for the fiscal years ended December 31, 2007 and December 31, 2006, and for the review of the financial statements included in the Funds’ regulatory filings are as shown in the table below.

Audit Fees Billed
Fiscal Year	Fiscal Year
Ended	Ended
December 31, 2007	December 31, 2006

Audit-Related Fees

     The aggregate audit-related fees billed by D&T for the fiscal years ended December 31, 2007 and December 31, 2006, for assurance and related services reasonably related to the performance of the audit of the Funds’ annual financial statements not included in Audit Fees are as shown in the table below. These fees are related to the review of the Funds’ Form N-1A.

Audit-Related Fees Billed
Fiscal Year	Fiscal Year
Ended	Ended
December 31, 2007	December 31, 2006

Tax Fees

     The aggregate fees billed by D&T for the fiscal years ended December 31, 2007 and December 31, 2006, for tax compliance, tax advice, and tax planning are as shown in the table below. These fees are related to the review of the Funds’ tax returns.

Tax Fees Billed
Fiscal Year	Fiscal Year
Ended	Ended
December 31, 2007	December 31, 2006

All Other Fees

     Aggregate fees billed by D&T for the fiscal years ended December 31, 2007 and December 31, 2006, for other services provided to the Funds are as shown in the table below. These fees are related to the review of internal control.

All Other Fees
Fiscal Year	Fiscal Year
Ended	Ended
December 31, 2007	December 31, 2006

Non-Audit Fees

     Aggregate fees billed by D&T for the fiscal years ended December 31, 2007 and December 31, 2006, for non-audit services to the Funds, WRIMCO and any entity controlling, controlled by or under common control with WRIMCO that provides ongoing services to the Funds are as shown in the table below.

Aggregate Non-Audit Fees
Fiscal Year	Fiscal Year
Ended	Ended
December 31, 2007	December 31, 2006

     The Audit Committee considers all audit services to be provided by the Funds’ independent registered public accounting firm and pre-approves all such audit services.

     Except as provided below, the Audit Committee’s prior approval is necessary for the engagement of the independent registered public accounting firm to provide any audit or non-audit services for a Fund or any non-audit services for WRIMCO or any entity controlling, controlled by or under common control with WRIMCO that provides ongoing services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, and applicable rules thereunder, that were not pre-approved by the Audit Committee must be approved by the Audit Committee prior to the completion of the audit. Pre-approval by the Audit Committee is not required for engagements entered into pursuant to (i) pre-approval policies and procedures established by the Audit Committee, or (ii) pre-approval granted by one or more members of the Audit Committee to whom, or by a subcommittee to which, the Audit Committee has delegated pre-approval authority, provided in either case that the Audit Committee is informed of each such service at its next regular meeting.

     For the Funds’ fiscal years ended December 31, 2007 and December 31, 2006, the Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Funds by D&T.

OTHER BUSINESS

     The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

     The Corporation does not hold annual shareholder meetings. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Corporation’s shareholders should send such proposals to the Secretary of the Corporation at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Corporation at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

     Shareholders of a Fund who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the Corporation, at the address in the preceding paragraph, identifying the correspondence as intended for the Board or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

EXHIBITS INDEX

Exhibit A	Form of Agreement and Plan of Reorganization and Termination
Exhibit B	Comparison of Certain Attributes of the Corporation and the New Trust
Exhibit C	Comparison of the Funds’ and New Funds’ Fundamental Investment Restrictions
Exhibit D	Nominating Committee Charter

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of _____ __, 2009, between WADDELL & REED INVESTED PORTFOLIOS, a Delaware statutory trust (“New Trust”), on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “New Funds” on Schedule A attached hereto (“Schedule A”) (each, a “New Fund”), and WADDELL & REED INVESTED PORTFOLIOS, INC., a Maryland corporation (“Corporation”), on behalf of each series thereof listed under the heading “Old Funds” on Schedule A (each, an “Old Fund”). (Each New Fund and Old Fund is sometimes referred to herein as a “Fund,” and each of New Trust and Corporation is sometimes referred to herein as an “Investment Company.”) All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by the Investment Company of which it is a series, on its behalf; and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Investment Company of which it is a series, on its behalf.

     Each Investment Company wishes to effect 3 reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). Each reorganization will involve an Old Fund’s changing its identity, form, and place of organization -- by converting from a series of Corporation to a series of New Trust -- by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring those assets and continuing that Old Fund’s business) in exchange solely for voting shares of beneficial interest in that New Fund and that New Fund’s assumption of all of that Old Fund’s liabilities, (2) distributing those shares pro rata to that Old Fund’s stockholders in exchange for their shares of stock therein and in complete liquidation thereof, and (3) terminating that Old Fund (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein. The consummation of each Reorganization shall be contingent on the consummation of each other Reorganization. (For convenience, the balance of this Agreement, except paragraph 6, refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

     New Trust’s board of trustees and Corporation’s board of directors (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended

(“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the investment interests of its Fund’s existing stockholders/ shareholders will not be diluted as a result of the Reorganization.

     Old Fund is authorized to issue and has outstanding one class of shares of common stock (“Old Fund Shares”). New Fund will have one class of shares of beneficial interest (“New Fund Shares”). The rights, powers, privileges, and obligations of the New Fund Shares will be identical to those of the Old Fund Shares, except as to the determination of the number of votes to which each record shareholder is entitled.

     In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

     1.1 Subject to the requisite approval of Old Fund’s stockholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund. In exchange therefor, New Fund shall:

(a)	issue and deliver to Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

(b)	assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

     Those transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2 The Assets shall consist of all assets and property Old Fund owns as of the Effective Time (as defined in paragraph 2.1), including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register stock under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Old Fund’s books.

     1.3 The Liabilities shall consist of all of Old Fund’s liabilities, debts, obligations, and duties of whatever kind or nature existing as of the Effective Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable as of the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

     1.4 At or before the Closing, New Fund shall redeem the Initial Share (as defined in paragraph 5.5) for the price at which it is issued pursuant to that paragraph. As of the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its stockholders of record determined as of the Effective Time (each, a “Stockholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange for their Old Fund Shares, and shall completely liquidate. That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Fund’s share transfer books in the Stockholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Stockholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Stockholder holds as of the Effective Time. The aggregate net asset value of New Fund Shares to be so credited to each Stockholder’s account shall equal the aggregate net asset value of the Old Fund Shares that Stockholder owned as of the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s share transfer books. New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

     1.5 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be dissolved, liquidated, and terminated as a series of Corporation and any further actions shall be taken in connection therewith as required by applicable law.

     1.6 Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

     1.7 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund’s share transfer books of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2. CLOSING AND EFFECTIVE TIME

     2.1 The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the Investment Companies’ offices on or about April [30], 2009, or at such other place and/or on such other date as to which they may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 3:00 p.m., Central time) on the date thereof (“Effective Time”).

     2.2 Corporation (a) shall direct its fund accounting agent to deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Corporation, on Old Fund’s behalf, to New Trust, on New Fund’s behalf, as reflected on New Fund’s books immediately after the Closing, does or will conform to that information on Old Fund’s books immediately before the Closing and (b) shall direct the custodian of its assets to deliver at the Closing a certificate of an authorized officer stating that the Assets it holds on Old Fund’s behalf will be transferred to New Trust, on New Fund’s behalf, as of the Effective Time.

     2.3 Corporation shall direct its administrative and shareholder servicing agent to deliver at the Closing a certificate of an authorized officer stating that Old Fund’s share transfer books contain the number of full and fractional outstanding Old Fund Shares each Stockholder owned as of the Effective Time.

     2.4 New Trust shall direct its administrative and shareholder servicing agent to deliver at the Closing a certificate as to the opening of accounts in the Stockholders’ names on New Fund’s shareholder records. New Trust shall issue and deliver to Corporation a confirmation, or other evidence satisfactory to Corporation, that the New Fund Shares to be credited to Old Fund as of the Effective Time have been credited to Old Fund’s account on those records.

     2.5 At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, stock certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct as of the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

     3.1 Corporation represents and warrants to New Trust as follows:

(a)	Corporation (1) is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Articles of Incorporation (“Charter”) are on file with the Department of Assessments and Taxation of the State of Maryland, (2) has the power to own all its properties and assets and to carry on its business as described in documents filed with the Commission, and (3) is duly registered as an open-end management investment company under the 1940 Act, which registration will be in full force and effect as of the Effective Time, and no proceeding has been instituted to suspend that registration;

(b)	Old Fund is a duly established and designated series of Corporation;

(c)	The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Corporation’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Corporation, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)	As of the Effective Time, Corporation, on Old Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans” as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)	Corporation is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a material violation of any provision of the Charter or Corporation’s By-Laws, Maryland law, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Corporation, on Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Corporation, on Old Fund’s behalf, is a party or by which it is bound;

(f)	As of or before the Effective Time, either (1) all material contracts and other commitments of Corporation, with respect to Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts), will terminate, or (2) provision for discharge and/ or assumption by New Fund of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)	No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Corporation’s knowledge, threatened against Corporation, with respect to Old Fund, regarding any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Corporation knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)	Old Fund’s Investments, Statement of Assets and Liabilities, Statement of Operations, and Statement of Changes in Net Assets (collectively, “Statements”) as of and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2007, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm; those Statements, and Old Fund’s unaudited Statements for the six months ended June 30, 2008, present fairly, in all material respects, Old Fund’s financial condition as of the respective date thereof in accordance with accounting principles generally accepted in the United States and consistently applied (“GAAP”); to Corporation’s management’s best knowledge and belief, there are and will be no known contingent liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of either such date that are not disclosed therein; and since June 30, 2008, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for these purposes, a decline in net asset value per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its stockholders shall not constitute a material adverse change;

(i)	All issued and outstanding Old Fund Shares are, and as of the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Corporation and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(j)	As of the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Fund required by law to have then been filed by that time (giving effect to properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects; all federal and other taxes shown as due or required to be shown as due on those returns and reports shall have been paid or provision shall have been made for the payment thereof, except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to those returns; and Old Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of, and withholding in respect of, distributions on and repurchases, if any, of its stock and is not liable for any material penalties that could be imposed thereunder;

(k)	Old Fund is a “fund” (as defined in section 851(g)(2) of the Code); for each taxable year of its operation, Old Fund has met (or for its current taxable year will meet) the requirements of Part I of Subchapter M of Chapter 1 of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852 of the Code; from the time Corporation’s Board approved the transactions contemplated by this Agreement through the Effective Time, Old Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing; Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and Old Fund has not at any time since its inception been liable for, and is not now liable for, any material tax pursuant to sections 852 or 4982 of the Code;

(l)	Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(m)	Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A) of the Code);

(n)	Not more than 25% of the value of Old Fund’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(o)	As of the time of its mailing, at the time of the Stockholders Meeting (as defined in paragraph 4.1), and as of the Effective Time, the Proxy Statement (as defined in paragraph 3.3(a)) will comply in all material respects with applicable provisions of the 1933 Act, the Securities Exchange

Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, “Federal Securities Laws”) and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which those statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by New Trust for use therein;

(p)	The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof; and

(q)	Corporation’s Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

     3.2 New Trust represents and warrants to Corporation as follows:

(a)	New Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (2) has the power to own all its properties and assets and carry on its business as described in documents filed with the Commission, and (3) as of the Effective Time, will be duly registered as an open-end management investment company under the 1940 Act, and no proceeding has been instituted to suspend that registration;

(b)	As of the Effective Time, New Fund will be a duly established and designated series of New Trust; and New Fund has not commenced operations and will not do so until after the Closing;

(c)	The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of New Trust’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)	Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(e)	No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)	New Trust is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a material violation of any provision of its Trust Instrument or By-Laws, Maryland law, or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)	No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to New Fund, regarding any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)	New Fund will be a “fund” (as defined in section 851(g)(2) of the Code); it will meet the requirements of Subchapter M for qualification as a RIC, and will be eligible to and will compute its federal income tax under section 852 of the Code, for its taxable year in which the Reorganization occurs; and it intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)	There is no plan or intention for New Fund to be dissolved or merged into another statutory trust or a corporation or business trust or any “fund” thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

(j)	Assuming the truthfulness and correctness of Corporation’s representation and warranty in paragraph 3.1(n), immediately after the Reorganization (1) not more than 25% of the value of New Fund’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(k)	The New Fund Shares to be issued and delivered to Old Fund, for the Stockholders’ accounts, pursuant to the terms hereof, (1) will as of the Effective Time have been duly authorized and duly registered under the Federal Securities Laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(l)	The information New Trust furnishes to Corporation for use in the Proxy Statement will comply in all material respects with applicable provisions of the Federal Securities Laws and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which those statements were made, not misleading; and

(m)	New Trust’s Trust Instrument permits New Fund to vary its shareholders’ investment; and after it commences operations New Fund will not have a fixed pool of assets but rather will be a managed portfolio of securities, and its investment manager, Waddell & Reed Investment Management Company (“WRIMCO”), will have the authority to buy and sell securities for it.

     3.3 Each Investment Company represents and warrants to the other as follows:

(a)	No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or state securities laws, and no authorizations, consents, or orders of any court are required, for its execution or performance of this Agreement, except for (1) Corporation’s filing with the Commission of (i) a proxy statement on Schedule 14A relating to the Reorganization to be furnished in connection with Corporation’s Board’s solicitation of proxies for use at the Stockholders Meeting (“Proxy Statement”) and (ii) one or more post-effective amendments to its registration statement, (2) New Trust’s adoption of that registration statement, and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)	The fair market value of the New Fund Shares each Stockholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)	The Stockholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)	The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

(e)	None of the compensation received by any Stockholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Stockholder held; none of the New Fund Shares any such Stockholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Stockholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)

No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its stockholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(g)	Immediately following consummation of the Reorganization, the Stockholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization; and

(h)	Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4. COVENANTS

     4.1 Corporation covenants to call a meeting of Old Fund’s stockholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein (“Stockholders Meeting”).

     4.2 Corporation covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     4.3 Corporation covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

     4.4 Corporation covenants that it will turn over its books and records pertaining to Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

     4.5 New Trust covenants to cooperate with Corporation in preparing the Proxy Statement in compliance with applicable Federal Securities Laws.

     4.6 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets, and (b) Corporation, on Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     4.7 New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the Federal Securities Laws and state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time and further covenants to adopt the registration statement referred to in paragraph 3.3(a)(2) as of the Effective Time.

     4.8 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

     Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made as of that time, and (c) the following further conditions that, as of or before that time:

     5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Acquired Fund’s stockholders at the Stockholders Meeting.

     5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

     5.3 As of the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; provided that at any time before the Closing, either Investment Company may waive this condition if, in the judgment of its Board, that waiver will not have a material adverse effect on its stockholders’/shareholders’ interests;

     5.4 The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters, if requested, addressed to it. The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions mentioned therein and conditioned on those representations and warranties’ being true and complete as of the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)	New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Stockholders actually or constructively in exchange for their Old Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

(b)	Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Stockholders in exchange for their Old Fund Shares;

(c)	New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)	New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)	A Stockholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)	A Stockholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Stockholder holds them as capital assets as of the Effective Time; and

(g)	For purposes of section 381 of the Code, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization.

     Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Stockholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

     5.5 Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one New Fund Share (“Initial Share”) to WRIMCO or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to take whatever action it may be required to take as New Fund’s sole shareholder pursuant to paragraph 5.6; and

     5.6 New Trust shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by WRIMCO or its affiliate as New Fund’s sole shareholder.

     At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s stockholders/shareholders’ interests.

6. EXPENSES

     Subject to complying with the representation contained in paragraph 3.3(f), (1) Old Fund shall bear the Reorganization Expenses directly chargeable to, and/or incurred directly by or for, it and (2) the aggregate Reorganization Expenses (other than those described in clause (1) and those directly chargeable to, and/or incurred directly by or for, any other Old Fund) for all the Reorganizations shall be borne pro rata by each Old Fund; provided that any Reorganization Expenses that become payable after the Effective Time shall be borne by each New Fund to the same extent that its corresponding Old Fund would have borne those expenses had they been payable as of the Effective Time. For purposes hereof, an Old Fund’s pro rata share of the Reorganization Expenses described in clause (2) shall equal the product of the amount of those Reorganization Expenses multiplied by the sum of [(a) __% of that Old Fund’s average net assets for the period ___________ as a percentage of the aggregate average net assets of all Old Funds for that period plus (b) __% of the number of its stockholders as a percentage of the stockholders of all Old Funds as of the Effective Time]. The Reorganization Expenses include fees and expenses related to printing, mailing, and soliciting proxies and tabulating votes, expenses of holding stockholders meetings, and accounting, legal, and custodial fees and expenses.

Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in that party’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7. ENTIRE AGREEMENT; NO SURVIVAL

     Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8. TERMINATION

     This Agreement may be terminated at any time at or before the Closing:

     8.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before ______ __, 2009, or such other date as to which the Investment Companies agree; or

     8.2 By the Investment Companies’ mutual agreement.

     In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its directors/trustees, officers, or stockholders/shareholders) shall have any liability to the other Investment Company.

9. AMENDMENTS

     The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s stockholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Stockholders’ interests.

10. SEVERABILITY

     Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

     11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the Federal Securities Laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 Notice is hereby given that this instrument is executed and delivered on behalf of New Trust’s trustees solely in their capacities as trustees and not individually. Each Investment Company’s obligations under this Agreement are not binding on or enforceable against any of its directors/trustees, officers, or stockholders/shareholders but are only binding on and enforceable against its property attributable to and held for the benefit of the Fund that is a series thereof and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement, shall look only to those respective properties in settlement of those rights or claims and not to those directors/ trustees, officers, or stockholders/shareholders.

     11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

WADDELL & REED INVESTED PORTFOLIOS, INC., on behalf of each of its series listed on Schedule A

By:
Name:
Title:

WADDELL & REED INVESTED PORTFOLIOS, on behalf of each of its series listed on Schedule A

By:
Name:
Title:

Schedule A

Old Funds	New Funds
(each a series of Corporation)	(each a series of New Trust)
Waddell & Reed InvestEd Balanced Portfolio	Waddell & Reed InvestEd Balanced Portfolio
Waddell & Reed InvestEd Conservative Portfolio	Waddell & Reed InvestEd Conservative Portfolio
Waddell & Reed InvestEd Growth Portfolio	Waddell & Reed InvestEd Growth Portfolio

EXHIBIT B

COMPARISON OF CERTAIN ATTRIBUTES OF THE CORPORATION
AND THE NEW TRUST

Quorum for Board Meetings/Board Action by Written Consent

Both the New Trust and the Corporation require a majority of the Board members present at a duly called Board meeting where a quorum is present to approve matters at a Board meeting. For both the New Trust and the Corporation, a quorum for a Board meeting is a majority of the Trustees or Directors, respectively.

The New Trust differs from the Corporation regarding actions by written consent, since the New Trust allows the Trustees to approve matters by written consent of at least a majority of the Trustees and at least 70% of the Disinterested Trustees. Maryland law requires a written consent to be approved unanimously by the Directors.

Delegation of Powers

The New Trust differs from the Corporation on the delegation of powers, since the Trustees of the New Trust can delegate such authority as they consider desirable to any officers of the New Trust and to any agent, independent contractor, manager, investment adviser, sub-advisers, custodian, administrator, underwriter or other service provider. Under Maryland law, the Directors of the Corporation may not delegate certain duties. For example, the Directors of the Corporation cannot delegate the declaration of distributions or the setting of record dates for shareholder meetings.

Removal of Trustees

The New Trust differs from the Corporation with respect to the removal of Board members. The New Trust allows a Trustee to be removed with cause at any time by a written instrument signed by at least two-thirds of the other Trustees. The Corporation does not allow a Director to be removed by other Directors. In addition, the New Trust increases the voting requirement for shareholder removal of a Trustee to at least two-thirds of the outstanding shares, which is greater than the majority vote required for shareholders to remove a Director of the Corporation.

Shareholder Liability

Liability is limited for shareholders of the New Trust to the same extent as for shareholders of the Corporation. Under Maryland or Delaware law, shareholders have no personal liability for acts or obligations of the Corporation or the New Trust.

Shareholder Voting Rights

The New Trust and the Corporation differ in a number of areas with respect to shareholder voting rights. The New Trust does not require a shareholder vote to amend the Trust Instrument or for reorganizations, mergers and consolidations, except in limited circumstances. (Amendment of the Trust Instrument by the Board of Trustees requires approval by at least a majority of Trustees and at least 70% of the Disinterested Trustees present at a meeting at which a quorum is present.) The Corporation would require a shareholder vote with respect to most amendments to the Articles of Incorporation (“Articles”) and for reorganizations, mergers and consolidations. However, for both the New Trust and the Corporation shareholder approval is required for a number of matters, such as electing Board members, approving investment management or sub-advisory agreements, approving plans of distribution adopted pursuant to Rule 12b-1 or changing a fundamental investment policy.

Voting by New Trust shareholders is dollar-weighted. Shareholders of the New Trust would be entitled to one vote for each dollar of net asset value of a New Fund they own. Shareholders of the Corporation are entitled to one vote per share owned.

Shareholder Meetings

Annual Meetings

Neither the New Trust nor the Corporation is required to hold annual shareholder meetings.

Quorums

For the New Trust or a New Fund, as applicable, a quorum is one-third of the shares entitled to vote. For the Corporation or a Fund, as applicable, a quorum is one-third of the outstanding shares.

Adjournment

Under the By-laws of the New Trust, the chairman of the meeting presides over the meeting and has the power to call adjournments for any reason. The Corporation does not differ on the ability of the chairman of the meeting to call adjournments for any reason, except that in the absence of a quorum, the chairman of the meeting or the shareholders present at the meeting may call an adjournment of the meeting.

Advance Notice

The notice provisions for a shareholder meeting differ for the New Trust and the Corporation. The New Trust requires notice of a shareholder meeting at least 10 days before the date of the meeting. The Corporation requires notice of a shareholder meeting not less than 10 days or more than 90 days before the date of the meeting.

Record Date

The New Trust’s provisions regarding the record date for a shareholder meeting and for payment of dividends differ from those of the Corporation. The New Trust allows the Trustees to fix, in advance, a date up to 120 days before the date of any shareholder meeting as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting. No limitation is placed on the record date for the payment of dividends. The Corporation allows the Directors to fix a record date, in advance, not less than 10 days nor more than 90 days before the date of any shareholder meeting or the dividend payment date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting or entitled to dividends.

Redemption of Shares

The New Trust may require the redemption of New Fund shares for any reason under terms set by the Trustees, including: the failure of a shareholder to supply a taxpayer identification number if required to do so, to maintain the minimum investment required, or to make payment when due for the purchase of shares; or if the share activity of the account is deemed by the Trustees to adversely affect the management of any New Fund. The Directors of the Corporation can only require shareholders to redeem shares if the aggregate net asset value of such shares is $500 or such other amount determined by the Directors.

Liability of Trustees and Officers/Indemnification/Advancement of Expenses

The Trustees and officers of the New Trust and the Directors and officers of the Corporation are not personally liable to, or for an obligation of, the entity unless there are certain ‘bad acts’ (e.g., willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties) involved in their conduct.

The organizational documents or applicable state law of both the New Trust and the Corporation permit the Trustees, Directors and officers to be indemnified against liability to the maximum extent permitted by applicable law, including state law and the Investment Company Act of 1940. However, the New Trust and the Corporation differ somewhat as to the procedures for the Board’s determination that indemnification is appropriate.

The New Trust and the Corporation differ somewhat as to the procedures for advancement of expenses due to differences in state law; however, each allows advancement of expenses to the maximum extent permitted by applicable law.

Liquidation

The New Trust does not need shareholder approval for liquidation of the New Trust or a New Fund. In contrast, shareholder approval is required for liquidation of the Corporation.

Rights of Inspection

Shareholders of the New Trust do not have a general right to inspect records, documents, accounts and books of the New Trust, unlike shareholders of the Corporation. The Bylaws of the New Trust provide that shareholders do not have the right to inspect any account, book or document of the New Trust except any account, book or document that is publicly available or as may be conferred by the Trustees. The Articles of the Corporation provide that shareholders are allowed to inspect the records, documents, accounts and books of the Corporation as provided by Maryland law, subject to reasonable regulations of the Board. Maryland law permits any shareholders of the Corporation to inspect the by-laws, shareholder meeting minutes, annual statement of affairs and voting trust agreements of the corporation upon request. Maryland law also confers additional rights of inspection on shareholders who own more than 5% of any class of outstanding shares of a corporation and allows them to inspect the books of account and stock ledger, a statement of affairs and shareholder lists.

Derivative Actions

In order to bring a derivative action, shareholders of the New Trust and shareholders of the Corporation must first make a demand upon the Board to bring a lawsuit on behalf of the entity and the demand must be refused. In each case, such shareholders of the New Trust or Corporation must be shareholders at the time of commencing the action and at the time of the disputed transactions. However, the New Trust and the Corporation differ somewhat as to the procedures required by state law for a shareholder to bring a derivative action.

*****

The foregoing is only a summary of certain characteristics of the operations of the New Trust and the Corporation, their relevant governing documents and relevant business trust or corporate state law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing the New Trust and the Corporation for a more thorough description. Copies of these governing documents are available to shareholders without charge upon written request to Waddell & Reed, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

EXHIBIT C

COMPARISON OF THE FUNDS’ AND NEW FUNDS’ FUNDAMENTAL
INVESTMENT RESTRICTIONS

     Listed below are the fundamental investment restrictions for each Fund which is proposed to be reorganized as a series of Waddell & Reed InvestEd Portfolios (each, a “Fund” and together, the “Funds”) and the changes proposed for the corresponding New Funds (each, a “New Fund,” and together, the “New Funds”).

Concentration

The table below compares the fundamental investment restrictions on concentration for the Funds to the fundamental investment restriction for the New Funds. The new restriction permits each New Fund to invest up to 25% of its total assets in issuers in the same industry and does not limit investments in securities of the U.S. government or its agencies. The main purpose of the new restriction is to simplify the restriction and make it uniform among all New Funds and each of the other funds in the Advisors Fund Complex. There is no current intention for the New Funds to have different principal investment strategies than the Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Funds

The Fund may not purchase any security if, as a result of that purchase, 25% or more of the Fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, and the Fund will invest 25% or more of its total assets in the securities of other investment companies.

Proposed Revised Fundamental Investment Restriction
For The New Funds

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (“U.S. Government Securities”), securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its total assets in securities of issuers in any one industry.

Borrowing

The table below compares the fundamental investment restriction on borrowing for the Funds to the fundamental investment restriction for the New Funds. The main differences between the existing and new restrictions include the ability of a New Fund to borrow as permitted under applicable law, as opposed to borrowing only a certain amount. One of the purposes of the new restriction is to provide greater flexibility for the portfolio manager in managing the New Funds. Further, the new restriction would simplify compliance monitoring and make the restriction uniform among all New Funds and each of the other funds in the Advisors Fund Complex. There is no current intention for the New Funds to have different principal investment strategies from the Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Funds

The Fund may not issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of one-third of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

Proposed Revised Fundamental Investment Restriction
For The New Funds

The Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Senior Securities

The table below compares the fundamental investment restrictions on senior securities for the Funds to the fundamental investment restriction for the New Funds. The only difference among the existing and new restrictions is that the new restriction permits investments in senior securities to the extent permitted under applicable law. There is no current intention for the New Funds to have different principal investment strategies from the Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Funds

The Fund may not issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of one-third of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

Proposed Revised Fundamental Investment Restriction
For The New Funds

The Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Loans

The table below compares the fundamental investment restriction on loans for the Funds to the fundamental investment restriction for the New Funds. The new restriction permits loans to the extent permitted under applicable law. The primary purpose of the change in this restriction is to simplify compliance monitoring and portfolio management by making the restriction uniform among all New Funds and each of the other funds in the Advisors Fund Complex. There is no current intention for the New Funds to have different principal investment strategies from the Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Funds

The Fund may not make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

Proposed Revised Fundamental Investment Restriction
For The New Funds

The Fund may make loans to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Real Estate

The table below compares the fundamental investment restrictions on real estate for the Funds to the fundamental investment restriction for the New Funds. Currently, no Fund is permitted to purchase or sell real estate except under certain circumstances, but all are permitted to own securities secured by real estate or interests therein, as well as securities of companies whose business consists in whole or in part of investing in real estate. As a general rule, the New Funds currently do not intend to purchase or sell real estate. The New Funds, however, wish to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate, to the extent permitted under applicable law, consistent with their investment programs. Accordingly, the New Funds will not be restricted by the revised policy from purchasing or selling real estate, although a New Fund’s investment program may not contemplate these investments. There is no current intention for the New Funds to have different principal investment strategies from the Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Funds

The Fund may not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Proposed Revised Fundamental Investment Restriction
For The New Funds

The Fund may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities

The table below compares the fundamental investment restrictions on commodities for the Funds to the fundamental investment restriction for the New Funds. The new restriction notes that each New Fund may not invest in commodities, contracts relating to commodities or options on contracts relating to commodities except to the extent permitted under applicable law. The restriction also clarifies that it does not prevent a New Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed. The main purposes of the change are to clarify the exceptions and to make the restriction uniform among all New Funds and each of the other funds in the Advisors Fund Complex. There is no current intention for the New Funds to have different principal investment strategies from the Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Funds

The Fund may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Proposed Revised Fundamental Investment Restriction
For The New Funds

The Fund may not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.

Underwriting

The table below compares the fundamental investment restrictions on underwriting for the Funds to the fundamental investment restriction for the New Funds. The existing restrictions provide that a Fund may not engage in the underwriting of securities except to the extent that it may be deemed an underwriter under applicable federal securities laws with respect to the disposition of restricted securities. The new restriction maintains this limitation on underwriting except (1) to the extent that a New Fund may be deemed an underwriter under applicable federal securities laws with respect to the disposition of restricted securities or investments in other investment companies or (2) to the extent permitted by the 1940 Act. The purpose of the proposed change is to clarify the application of underwriter pursuant to the Securities Act of 1933 and to make the restriction uniform among all New Funds and each of the other funds in the Advisors Fund Complex. There is no current intention of the New Funds to have different principal investment strategies than the Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Funds

The Fund may not engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the Federal securities laws in connection with its disposition of portfolio securities.

Proposed Revised Fundamental Investment Restriction
For The New Funds

The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Diversification

The table below compares the fundamental investment restrictions on diversification for the Funds to the fundamental investment restriction for the New Funds. The New Funds do not have a fundamental investment restriction because this is subject to specific provisions under the 1940 Act. There is no current intention for the New Funds to have different principal investment strategies from the Funds as a result of the elimination of this restriction.

Current Fundamental	Proposed Revised	New Corresponding
Investment Restrictions	Fundamental	Non-Fundamental
for the Funds	Investment Restriction	Investment Restriction
The Fund may not purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.
	For The New Funds	For The New Funds
	None.	Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

EXHIBIT D

NOMINATING COMMITTEE CHARTER

WADDELL & REED ADVISORS FUNDS
WADDELL & REED INVESTED PORTFOLIOS, INC.
W&R TARGET FUNDS, INC. *

A. Purpose

     The Board of Directors of each of the investment companies listed above (each, a “Fund”) has created a Nominating Committee (“Committee”). The purpose of the Committee is to:

1.	Identify and recommend for nomination candidates to serve as Board members who are not “interested persons” of the Fund (“Disinterested Directors”) as that term is defined in the Investment Company Act of 1940 (“1940 Act”).

2.	Evaluate and make recommendations to the full Board regarding potential Board candidates who are “interested persons” of the Fund (“Interested Persons”) as that term is defined by the 1940 Act.

3.	Review periodically the workload, composition of the Board and, as the Committee deems appropriate, make recommendations to the Board regarding the size and composition of the Board.

4.	Review annually and make recommendations to the full Board regarding Director compensation and related matters.

B. Committee Membership

1.	Composition. The Committee shall be composed solely of Disinterested Directors.

2.	Compensation. The Board shall determine the compensation of Committee members, including the Committee Chair.

3.	Selection and Removal. The Board shall appoint members of the Committee and a Chair of the Committee for one-year terms. There is no limit on the number of consecutive terms that a Committee member or a Chair can serve. By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chair for any reason at any time.
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*	Effective July 31, 2008, this name was changed to Ivy Variable Insurance Portfolios, Inc.

C. Meetings and Procedures

1.	Meetings. The Committee shall meet on an as-needed basis to carry out its duties under this charter. Meetings may be called by the Committee Chair or by a majority of the Committee members. Meetings shall be chaired by the Chair or, in his or her absence, by a member chosen by the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee.

2.	Minutes. The Committee shall keep minutes of its meetings and provide copies of such minutes to each Board for its review.

3.	Periodic Review. The Committee shall periodically review this charter and the effectiveness of the Committee and its members. The Committee shall recommend to the Board any necessary or appropriate changes to this charter.

D. Responsibilities of the Committee

1.	Candidate Identification and Recommendation. The Committee shall identify and recommend to the Board candidates for selection and nomination as a Disinterested Director. The Committee shall consider recommendations for potential candidates from any source it deems appropriate – Board members, Fund shareholders, legal counsel to the Disinterested Directors or other such sources as the Committee deems appropriate.

2.	Disinterested Director Candidate Evaluations. The Committee shall evaluate potential candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

3.	Criteria for Selecting Nominees. The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are well qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operation of the Board.

a.	General. A successful candidate must qualify as a Disinterested Director under the 1940 Act and should have certain characteristics, such as a high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board’s overall effectiveness.

b.	Preliminary Information. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

c.	Additional Requirements. Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate must:

(1) demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board’s performance of its duties;

(2) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be a Disinterested Director under the 1940 Act or otherwise have material relationships with key service providers to the Funds;

(3) submit character references and agree to appropriate background checks;

(4) demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;

(5) be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate’s qualifications; and

(6) if nominated and elected, be able to prepare for and attend in person Board and Committee meetings at various locations in the United States.

4.	Submissions by Shareholders of Potential Nominees. The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Fund. Shareholders can submit recommendations in writing to the attention of the Committee Chair at an address to be maintained by Fund management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in subsection 3.b above.

5.	Evaluation of Candidates for Nomination as Interested Directors. The Committee shall evaluate those Interested Persons who are proposed by management of the Funds to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

6.	Board Composition. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to recommend to the Board and the Disinterested Directors increasing or reducing the number of positions on the Board.

7.	Independent Chair. The Committee shall nominate candidates to serve as Independent Chair of the Board. The Committee may consider all factors it may determine to be appropriate to fulfilling the role of the Independent Chair.

8.	Board Compensation. The Committee shall annually review the compensation paid to Disinterested Directors, including the appropriateness and amount of any special compensation for specific positions or services, such as service on Board committees, as a committee Chair or the Independent Chair, and shall recommend any proposed changes in compensation paid to the Disinterested Directors. The Committee shall periodically review and recommend to the Disinterested Directors whether to amend policies relating to Disinterested Directors’ investments in Funds, retirement age, Director Emeritus and deferred fee agreements.

9.	Other Duties. The Committee shall address such other matters as the Board may from time to time refer to the Committee.

As adopted February 28, 2007